Fees Summary	Jun. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 64,600,457.10
Previously Paid Amount	0.00
Total Fee Amount	8,921.32
Total Offset Amount	0.00
Net Fee	$ 8,921.32